As filed with the Securities and Exchange Commission on July 17, 2003.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 17, 2003 (July 17, 2003)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

MEDAREX, INC.

FOR

CURRENT REPORT ON FORM 8-K

Item 5.    Other Events

On July 17, 2003, Medarex, Inc. (the “Company”) announced that it intends to offer $100,000,000 of convertible senior notes due 2010 for sale in a private placement. A copy of the Company’s press release dated July 17, 2003 relating to the proposed offering is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

99.1	Press Release issued July 17, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: July 17, 2003	By:	/S/ CHRISTIAN S. SCHADE

Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number

99.1	Press Release issued July 17, 2003

5